                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2003

                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                            1-2394                  13-3768097
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(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

     110 East 59th Street, New York, New York                          10022
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     (Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On July 25,  2003 WHX  Corporation  ("WHX")  issued a press  release reporting  that it has reached an agreement with the Pension  Benefit  Guarantee
Corporation  (the  "PBGC"),   Wheeling-Pittsburgh  Corporation  and  its  debtor
affiliates,  and The  United  Steel  Workers of  America  that will  result in a settlement  of the Civil  Action  brought by the PBGC  against WHX in the United
States District Court for the Southern District of New York.

            For additional  information,  reference is made to the press release attached hereto as Exhibits 99.1.

            Item 7.     Financial Statements and Exhibits.
                        ---------------------------------

            (c)         Exhibits
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                        Exhibit No.    Exhibits
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                        99.1           Press Release of WHX dated July 25, 2003.

                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WHX CORPORATION

Dated: July 25, 2003                        By:  /s/ Robert Hynes
                                                 -------------------------------
                                                 Name:  Robert Hynes
                                                 Title: Chief Financial Officer